UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2011

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

605 East Huntington Drive, Suite 205 Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

(626) 775-3400
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Exchange Agreement
On December 8, 2011, Green Dot Corporation (the “Company”) entered into, and completed a share exchange contemplated by, the Share Exchange Agreement (the “Exchange Agreement”) with Sequoia Capital Franchise Fund, L.P., Sequoia Capital USGF Principals Fund IV L.P., Sequoia Capital Franchise Partners, L.P. and Sequoia Capital U.S. Growth Fund IV, L.P. (collectively, the “Sequoia Funds”). Pursuant to the Exchange Agreement, immediately prior to the completion of the Company's acquisition (the “Bonneville Acquisition”) of Utah-based Bonneville Bancorp, a bank holding company, and its subsidiary commercial bank, Bonneville Bank,, the Sequoia Funds exchanged (the “Exchange”) an aggregate of 6,859,000 shares of the Class B Common Stock of the Company, par value $0.001 per share (the “Class B Common Stock”), for an aggregate of 6,859 shares of a newly created series of preferred stock of the Company, the Series A Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”). The Exchange Agreement also contemplates subsequent exchanges of shares of Class B Common Stock or Class A Common Stock of the Company, par value $0.001 per share (the “Class A Common Stock”), held by the Sequoia Funds for shares of Series A Preferred Stock issued by the Company upon the mutual agreement of the parties. In addition, the Exchange Agreement contains customary representations and warranties of the parties and various closing conditions, including amendment of the Ninth Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) dated as of May 27, 2010, as amended, to include the shares of Class A Common Stock issuable upon conversion of the Series A Preferred Stock within the definition of “Registrable Shares” under the Registration Rights Agreement so that the Sequoia Funds' registration rights with respect to their holdings of Company securities would not change materially as a result of the Exchange.
The Sequoia Funds collectively held 51.7% of the voting power of the Company's outstanding voting securities at the time of their entry into the Exchange Agreement with the Company. Michael J. Moritz, a director of the Company, is a managing member or director of the general partner (or general partner of the general partner) of each of the Sequoia Funds.
The Company and the Sequoia Funds entered into the Exchange Agreement and completed the share exchange contemplated thereby in order to permit the Sequoia Funds to satisfy in part their previously-disclosed commitment (the “Sequoia Commitment”) to the Board of Governors of the Federal Reserve System to reduce their aggregate holdings of the Company's voting securities and the voting power thereof to not more than 9.9% of the Company's total voting securities and the voting power thereof, respectively, prior to the completion of the Bonneville Acquisition. See also Item 5.01 below.
Terms of the Series A Preferred Stock
The terms of the Series A Preferred Stock are set forth in the Company's Certificate of Designations of Series A Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock (the “Certificate of Designations”), which was filed with the Delaware Secretary of State on December 8, 2011. The shares of Series A Preferred Stock were issued under the Exchange Agreement and Certificate of Designations with the following principal terms.

•
Dividends. Holders of shares of the Series A Preferred Stock are entitled to receive ratable dividends (on an as-converted basis, taking into account the conversion rate applicable to the Series A Preferred Stock at the time) only as, if and when any dividends are paid in respect of the Class A Common Stock.

•	Voting. The Series A Preferred Stock is non-voting, subject to limited exceptions.

•
Liquidation. In the event of any liquidation, dissolution or winding-up of the affairs of the Company (excluding a Reorganization Event (defined below)), of the assets of the Company or the proceeds thereof legally available for distribution to the stockholders of the Company are distributable ratably among the holders of the Class A Common Stock, Class B Common Stock and any Series A Preferred

Stock outstanding at that time after payment to the holders of shares of the Series A Preferred Stock of an amount per share equal to (i) $0.01 plus (ii) any dividends on the Series A Preferred Stock that have been declared but not paid prior to the date of payment of such distribution.

•
Change in Control. In connection with any merger, sale of all or substantially all of the assets or other reorganization involving the Company (a “Reorganization Event”) and in which the Class A Common Stock is converted into or exchanged for cash, securities or other consideration, holders of shares of the Series A Preferred Stock will be entitled to receive ratable amounts (on an as-converted basis, taking into account the conversion rate applicable to Series A Preferred Stock at the time) of the same consideration as is payable to holders of the Class A Common Stock pursuant to a Reorganization Event.

•	Redemption. The Series A Preferred Stock is not redeemable.

•
Conversion. The Series A Preferred Stock is not convertible into any other security except that it converts into Class A Common Stock if it is transferred by a holder (i) in a widespread public distribution, (ii) in a private sale or transfer in which the transferee acquires no more than 2% of any class of voting shares of the Company, (iii) to a transferee that owns or controls more than 50% of the voting shares of the Company without regard to any transfer from the transferring shareholder or (iv) to the Company. Each share of Series A Preferred Stock so transferred will automatically convert into 1,000 shares (subject to appropriate adjustment for any stock split, reverse stock split, stock dividend, recapitalization or other similar event) of the Class A Common Stock.

•
Transferability. Shares of Series A Preferred Stock may not be transferred except by a holder to one of its affiliates or in a transfer that would cause the shares of Series A Preferred Stock to convert into shares of Class A Common Stock.

The foregoing descriptions of the Exchange Agreement, the Certificate of Designations and the Registration Rights Amendment do not purport to be complete and are qualified in their entirety by reference to such agreements or documents, as the case may be, which are filed as Exhibits 10.01, 3.01 and 4.01 hereto, respectively, and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The description set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Series A Preferred Stock were issued pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act on the basis that such shares were exchanged by the Company with its existing stockholders and no commission or other remuneration was paid or given directly or indirectly for soliciting such exchanges.
Item 3.03. Material Modification to Rights of Security Holders.
The description set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 5.01. Changes in Control of Registrant.
The Company's Tenth Amended and Restated Certificate of Incorporation provides that, in the event the Company becomes a bank holding company, a holder, or group of affiliated holders, of more than 24.9% of the Company's common stock may not vote shares representing more than 14.9% of the voting power represented by the outstanding shares of our Class A Common Stock and Class B Common Stock. Upon the completion of the Bonneville Acquisition, the Company became a bank holding company.
In addition, the description set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01. Simultaneously with the Exchange, to satisfy in full the Sequoia Commitment, the Sequoia Funds also converted all of their unexchanged shares of Class B Common Stock into Class A Common Stock pursuant to the terms of the Class B Common Stock. As a result, immediately following the completion of the Exchange and such conversion, the Sequoia Funds collectively held 4.0% of the voting power of the Company's outstanding voting securities.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The description set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. The Certificate of Designations constitutes an amendment to the Company's Tenth Amended and Restated Certificate of Incorporation.
Item 8.01. Other Events.
In connection with the Bonneville Acquisition and simultaneously with the Exchange, TCV VII, L.P., TCV VII (A), L.P. and TCV Member Fund, L.P., entities that collectively held 8.3% of the voting power of the Company's outstanding voting securities prior to the Exchange (the “TCV Funds”), converted all of the shares of Class B Common Stock held by the TCV Funds into Class A Common Stock pursuant to the terms of the Class B Common Stock. As a result, immediately following the completion of the Exchange and such conversion, the TCV Funds collectively hold 2.0% of the voting power of the Company's outstanding voting securities.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

3.01	Certificate of Designations of Series A Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock of Green Dot Corporation dated as of December 8, 2011

4.01
Second Amendment to the Ninth Amended and Restated Registration Rights Agreement dated as of December 8, 2011 among Green Dot Corporation, Sequoia Capital Franchise Fund, L.P., Sequoia Capital USGF Principals Fund IV L.P., Sequoia Capital Franchise Partners, L.P., Sequoia Capital U.S. Growth Fund IV, L.P., PayPal, Inc., TCV VII, L.P., TCV VII (A), L.P., TCV Member Fund, L.P., YKA Partners Ltd. and David William Hanna Trust dated October 30, 1989

10.01
Share Exchange Agreement dated as of December 8, 2011 among Green Dot Corporation, Sequoia Capital Franchise Fund, L.P., Sequoia Capital USGF Principals Fund IV L.P., Sequoia Capital Franchise Partners, L.P., Sequoia Capital U.S. Growth Fund IV, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ JOHN C. RICCI
John C. Ricci
General Counsel and Secretary

Date: December 14, 2011

EXHIBIT INDEX

Number	Description

3.01	Certificate of Designations of Series A Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock of Green Dot Corporation dated as of December 8, 2011

4.01
Second Amendment to the Ninth Amended and Restated Registration Rights Agreement dated as of December 8, 2011 among Green Dot Corporation, Sequoia Capital Franchise Fund, L.P., Sequoia Capital USGF Principals Fund IV L.P., Sequoia Capital Franchise Partners, L.P., Sequoia Capital U.S. Growth Fund IV, L.P., PayPal, Inc., TCV VII, L.P., TCV VII (A), L.P., TCV Member Fund, L.P., YKA Partners Ltd. and David William Hanna Trust dated October 30, 1989

10.01
Share Exchange Agreement dated as of December 8, 2011 among Green Dot Corporation, Sequoia Capital Franchise Fund, L.P., Sequoia Capital USGF Principals Fund IV L.P., Sequoia Capital Franchise Partners, L.P., Sequoia Capital U.S. Growth Fund IV, L.P.